                                 Annual Report
                                 March 31, 2000

                                   Legg Mason
                                    Tax-Free
                                  Income Fund

                             Pennsylvania Tax-Free

                                Navigator Class

                            [LEGG MASON FUNDS LOGO]
                           The Art of Investing/SM/

To Our Shareholders,

  We are pleased to provide you with Legg Mason Tax-Free Income Fund's annual report for the Navigator Class of the Pennsylvania Tax-Free Income Trust.

  As of March 31, 2000, the Fund had an SEC yield* of 5.01% and an average weighted maturity of 14.91 years.

  The Fund seeks a high level of current income exempt from federal income tax and from state and local income taxes in Pennsylvania. The Fund purchases only securities which have received investment grade ratings from Moody's Investors Service or Standard & Poor's or which are judged by its investment adviser to be of comparable quality. Moody's ratings of securities currently owned by the Fund are:

                                            Pennsylvania
                                              Tax-Free
                                            -------------
         Aaa                                     72.2%
         Aa                                      23.8
         A                                        0.0
         Baa                                      0.0
         Short-term securities                    4.0


                                  Sincerely,

                                  /s/ John F. Curley
                                  -----------------------
                                  John F. Curley, Jr.
                                  Chairman

May 5, 2000

--------------
*The SEC yield reported is for the 30 days ended March 31, 2000. If no fees had been waived by the Adviser, the 30-day SECyield for Pennsylvania Tax-Free would have been 4.66%.

Portfolio Manager's Comments
Legg Mason Tax-Free Income Fund

Market Overview and Commentary

  During the 12 months ended March 31, 2000, prices of municipal bonds declined, and tax-free yields increased 65 basis points/1/ for 30-year bonds and almost 100 basis points for 5-year bonds. However, the path to these yield levels was not a smooth one. During the last nine months of 1999, yields on long-term municipal bonds rose almost a full percentage point. Tax-free rates climbed steadily as brisk economic growth and heightened inflation fears caused the Federal Reserve to tighten monetary policy in an attempt to slow the economy. Faced with a stream of robust economic data, the Federal Reserve has been active, interrupting its tightening pattern only long enough to ensure adequate liquidity and financial tranquility over year-end. Since last June, the Fed has tightened five times in 25 basis point steps, moving the Fed Funds Rate from 4.75% to 6.00% currently.

  The trend of rising tax-free rates that persisted through most of 1999 reversed course early in the New Year. During the first quarter of 2000, the municipal bond market posted strong total returns, and tax-free yields on long-term bonds fell about 25 basis points. A classic combination of low supply and increased demand drove municipal bond prices higher during this period. Municipal bond issuance is currently trending 32% below last year's level, largely as a result of the sharp drop in refunding activity. In addition, many municipalities are flush with cash, a happy by-product of the country's long economic expansion that has boosted tax receipts at the state and local level. The healthy position of municipal balance sheets enables more governments to finance projects on a pay-as-you-go basis rather than turning to the debt markets for funding. While supply was falling, investor appetite for municipal bonds intensified. The volatility of the stock market during the first quarter, particularly the technology sector, made some investors queasy enough to seek the relative calm of the municipal market.

Pennsylvania Tax-Free Income Trust

  For the fiscal year ended March 31, 2000, the Fund's total return was -0.62%. The average maturity of the Fund decreased to 14.91 years from 16.39 years over the last 12 months.

Outlook

  As a result of strong income growth and the surging net worth of many households, the demand for municipal bonds by individuals has grown and is expected to continue to grow in the coming year. There seems to have been a modest reallocation out of equities into municipal bonds on the part of investors over the past few months. This would likely accelerate in the face of a steep and protracted sell-off in the stock market. We believe that municipal issuance will increase modestly from its current depressed pace, but is likely to remain well below last year's level. Compared to many other investment sectors, the municipal bond market has been a sea of tranquility. We believe that this relative stability will persist, despite the activities of the Fed, given the positive outlook for supply and demand in the municipal market.

--------------
/1/100 basis points = 1%.

Strategy

  We continue to add to positions in bonds that we believe have good performance characteristics in both rising and falling markets, and we have worked to improve call protection in the Fund. We continue to favor high quality bonds, and, as a result, the average credit quality in the Fund is currently AA or better. Our decision to maintain only moderate exposure to the health care sector has helped the Fund's performance as the prices of hospital bonds have suffered disproportionately over the last year. Due to the competitive and financial challenges facing many of these issuers, the market has penalized the entire health care sector, in some cases unfairly. We believe that certain credits may present value due to the higher yields which health care bonds currently offer, and we expect to be selectively adding to our positions in this industry.


                                                              Jane E. Trust, CFA
                                                              Portfolio Manager

May 1, 2000

Performance Information
Legg Mason Tax-Free Income Fund

Performance Comparison of a $50,000 Investment as of March 31, 2000

     The returns shown on this page are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The Pennsylvania Tax-Free Income Trust has two classes of shares: Primary Class and Navigator Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

     The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $50,000 investment for the periods indicated after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the index's results assume reinvestment of all dividends and distributions.

   Pennsylvania Tax-Free Income Trust -- Navigator Class

                      Cumulative       Average Annual
                     Total Return       Total Return
   --------------------------------------------------
   One Year             -0.62%             -0.62%
   Life of Fund+        +5.71              +2.73
   --------------------------------------------------
   (dagger) Inception date -- March 10, 1998
   --------------------------------------------------

                             [GRAPH APPEARS HERE]

                          Pennsylvania Tax-Free     Lehman Brothers Municipal
                          Income Trust              Bond Index/1/
                          ---------------------     -------------------------
   2/28/98                      $50,000                      $50,000
   3/31/98                      $50,274                      $50,045
   6/30/98                      $51,053                      $50,805
   9/30/98                      $52,460                      $52,365
   12/31/98                     $52,722                      $52,680
   3/31/99                      $53,185                      $53,145
   6/31/99                      $52,319                      $52,210
   9/31/99                      $51,684                      $52,000
   12/31/99                     $51,102                      $51,595
   3/31/2000                    $52,855                      $53,105

/1/ The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. Index returns are for the periods beginning February 28, 1998.

(dagger) Fund inception--March 10, 1998.

Statement of Net Assets
Legg Mason Tax-Free Income Fund
March 31, 2000
(Amounts in Thousands)

Pennsylvania Tax-Free Income Trust

                                                             Rate         Maturity Date        Par           Value
      ---------------------------------------------------------------------------------------------------------------------
Municipal Bonds-- 95.0%

      Allegheny County, Airport Revenue 1992-B AMT
        (FSA insured)                                        6.625%          1/1/22          $1,000          $ 1,023

      Allegheny County, Baldwin-Whitehall School District,
        GO Series 1992-A (Pre-refunded 8/15/02)
        (FGIC insured)                                       6.600%          8/15/10          1,000            1,043/A/

      Allegheny County, Pennsylvania Higher Education,
        Duquesne University Project Refunding
        (AMBAC insured)                                      5.125%          3/1/13           1,000              974

      Allegheny County, West Jefferson Hills School
        District, GO (Pre-refunded 2/1/01) (FGIC insured)    7.100%          2/1/11           1,000            1,024/A/

      Allegheny County Hospital Development Authority,
        Children's Hospital Refunding (MBIA insured)         6.875%          7/1/14           1,000            1,005

      Beaver County,  Ohio Edison Company IDA PCR
        Refunding (FGIC insured)                             7.000%          6/1/21           1,000            1,042

      Berks County, Pennsylvania, GO Series 1995
        Refunding (FGIC insured)                             5.850%         11/15/18          1,000            1,009

      Bucks County, Council Rock School District, GO
        (Pre-refunded 3/1/01) (FGIC insured)                 6.750%          3/1/11             250              256/A/

      Central Dauphin School District, Dauphin County,
        Pennsylvania, GO Bonds, Series AA of 1998
        (MBIA insured)                                       4.500%          12/1/18          2,250            1,903

      Chester County Health and Education Facilities
        Authority, Jefferson Health System Revenue
        Bonds, Series 1997 B                                 5.375%          5/15/27          1,500            1,269

      Commonwealth of Pennsylvania, GO
          First Series                                       6.125%          9/15/03          1,000            1,038
          Second Series (Pre-refunded 11/1/01)               6.500%          11/1/09          1,000            1,044/A/

      County of Chester, Pennsylvania, GO Bonds,
        Series of 1998                                       5.000%          6/15/15          1,000              941

      County of Delaware, Pennsylvania GO Bonds,
         Series of 1999                                      5.125%          10/1/16          1,000              947

      Deer Lakes School District, Pennsylvania GO
        (MBIA insured)                                       6.450%          1/15/19          1,750            1,831

      Delaware County Authority, University Revenue,
        Villanova University (Pre-refunded 8/1/01)
        (MBIA insured)                                       6.850%          8/1/11             500              515/A/

      Delaware County, GO (Pre-refunded 11/15/02)            6.000%         11/15/22          1,000            1,031/A/

      Delaware County, GO Refunding                          6.000%         11/15/22            220              221

      Delaware River Port Authority (FGIC insured)           5.500%          1/1/26           1,000              964

                                                             Rate         Maturity Date        Par           Value
      ---------------------------------------------------------------------------------------------------------------------
      Erie County, Pennsylvania Sewer Authority, Sewer
        Revenue Bonds Series 1997 (Pre-refunded 6/1/07)
        (AMBAC insured)                                      5.625%          6/1/17          $2,000          $ 2,077/A/

      Lehigh County, Pennsylvania, Power & Light
        Company Project IDA PCR 1994, Series A
        Refunding (MBIA insured)                             5.500%          2/15/27          1,000              937

      Lower Bucks County Joint Municipal Authority,
        Bucks County, Pennsylvania, Water & Sewer
        Revenue Bonds, Series of 1998 (FSA insured)          5.000%         11/15/17          1,000              921

      Montgomery County, Upper Gwynedd-Towamencin
        Guaranteed Sewer Revenue Series 1991-A
        (MBIA insured)                                       6.750%         10/15/06            250              258

      Montgomery County Higher Education and Health
        Authority, Saint Joseph's University Revenue
        Series 1992 Refunding (Connie Lee insured)           6.250%         12/15/04            500              526

      Montgomery Township Municipal Sewer Authority,
        Guaranteed Sewer Revenue Series 1991-A
        (MBIA insured)                                       6.700%          5/15/21            250              251

      Northampton County Higher Education Authority,
        Lehigh University Revenue Series 1996-B              5.250%         11/15/21          2,500            2,332

      Pennsylvania Convention Center Authority
        Revenue Bonds, 1989 Series A (FGIC insured)          6.000%          9/1/19           1,000            1,045

      Pennsylvania Economic Development Revenue IDA
        Series 1991-A (Pre-refunded 7/1/01)                  7.000%          1/1/11           1,000            1,050/A/
        Series 1994-A Refunding (AMBAC insured)              5.500%          1/1/14           1,525            1,526

      Pennsylvania Higher Education, University of
        Pittsburgh Series 1997-A (FGIC insured)              5.125%          6/1/22           1,000              908

      Pennsylvania Higher Education Assistance Agency,
        Student Loan Revenue AMT Series 1991-C
        (AMBAC insured)                                      7.150%          9/1/21           1,000            1,085

      Pennsylvania Higher Educational Facilities
        Authority, Bryn Mawr College Revenue Bonds
        (MBIA insured)                                       5.625%          12/1/27            500              486

      Pennsylvania Higher Educational Facilities
        Authority, Temple University Revenue First Series
        (Pre-refunded 4/1/01) (MBIA insured)                 6.500%          4/1/21             250              260/A/

      Pennsylvania Higher Educational Facilities Authority
        (Commonwealth of Pennsylvania), The Trustees
        of the University of Pennsylvania, Revenue Bonds
          Series 1998                                        4.500%          7/15/16          1,750            1,509
          Series 1998                                        4.625%          7/15/30          2,000            1,623

Legg Mason Tax-Free Income Fund

Pennsylvania Tax-Free Income Trust -- Continued

                                                             Rate         Maturity Date        Par           Value
      ---------------------------------------------------------------------------------------------------------------------
      Pennsylvania Housing Finance Agency, Rental
        Housing Series 1992-C (FNMA insured)                 6.500%          7/1/23          $  750          $   757

      Pennsylvania Housing Finance Agency, Rental
        Housing Series 1993-C (FNMA insured)                 5.800%          7/1/22           1,000              955

      Pennsylvania Housing Finance Agency, Single
        Family Mortgage Series 1991-32 Refunding             7.150%          4/1/15             435              447

      Pennsylvania Housing Finance Agency, Single
        Family Mortgage Series 1992-33                       6.900%          4/1/17             250              256

      Pennsylvania Intergovernmental Co-op Authority
        (Pre-refunded 6/15/03)  (MBIA insured)               5.600%          6/15/15          1,000            1,024/A/

      Pennsylvania Intergovernmental Co-op Authority
        (Pre-refunded 6/15/03)  (MBIA insured)               5.600%          6/15/16          2,000            2,048/A/

      Pennsylvania Intergovernmental Co-op Authority,
        Special Tax Revenue Refunding (FGIC insured)         4.750%          6/15/23          1,550            1,317

      Pennsylvania State University, Series A Refunding      5.100%          3/1/18           1,500            1,394

      Pennsylvania Turnpike Commission, Oil Franchise
        Tax Subordinated Revenue Bonds, Series B of 1998
        (AMBAC insured)                                      4.750%          12/1/27          2,000            1,680

      Pennsylvania Turnpike Commission,
        Revenue Series N                                     5.500%          12/1/17          1,000              977

      Philadelphia Gas Works Series B (MBIA insured)         7.000%          5/15/20            500              572

      Philadelphia Hospitals and Higher Education
        Facilities Authority, Hospital Revenue Refunding
        Children's Hospital Series 1993 A                    5.000%          2/15/21          1,000              842

      Philadelphia Municipal Authority, Justice Lease
        Revenue Series 1991-B
          Pre-refunded 11/15/01 (FGIC insured)               7.000%         11/15/04            500              528/A/
          Pre-refunded 11/15/01 (FGIC insured)               7.100%         11/15/05            500              529/A/

      Philadelphia Water and Wastewater Refunding,
        Series 1998 (AMBAC insured)                          5.250%         12/15/12          1,000            1,002

      Philadelphia Water and Wastewater Revenue
        (MBIA insured)                                       5.600%          8/1/18           2,000            1,982

      Pittsburgh (City of), Pennsylvania, GO
        (AMBAC insured)                                      5.250%          9/1/18           2,000            1,900

      Port Authority of Allegheny County (Pennsylvania),
        Special Revenue Transportation Bonds Series of
        1999 (MBIA insured)                                  6.375%          3/1/14           1,000            1,078

      Sayre, Pennsylvania Healthcare Revenue Volunteer
        Hospital Authority, Guthrie Healthcare System
        (AMBAC insured)                                      7.200%          12/1/20            500              527

                                                             Rate         Maturity Date        Par           Value
      ---------------------------------------------------------------------------------------------------------------------
      Schuylkill County, Pennsylvania, Charity
        Obligation Group IDA, Series A                       5.000%          11/1/28         $  500          $   417

      Somerset County General Authority, Commonwealth
         Lease Revenue (Pre-refunded 10/15/01)
         (FGIC insured)                                      7.000%         10/15/13            500              518/A/

      Swarthmore Borough Authority, Swarthmore
        College Refunding Revenue Series 1992
          Pre-refunded 9/15/02                               6.000%          9/15/12            180              189/A/
          Pre-refunded 9/15/02                               6.000%          9/15/20            370              388/A/
          Unrefunded balance                                 6.000%          9/15/12            820              847
          Unrefunded balance                                 6.000%          9/15/20          1,630            1,647

      University of Pittsburgh 1997-B Refunding
        (MBIA insured)                                       5.000%          6/1/21           1,000              896

      University of Pittsburgh Series 1992-A (MBIA insured)  6.125%          6/1/21             350              355

      University of Pittsburgh Series 1992-A
        (Pre-refunded 6/1/02) (MBIA insured)                 6.125%          6/1/21             650              680/A/

      Upper St. Clair Township School District, Allegheny
        County, Pennsylvania GO Bonds, Series of 1997        5.200%          7/15/27          1,150            1,047

      Washington County Hospital Authority, Hospital
        Refunding Revenue, Shadyside Hospital Project,
        Series 1992 (Pre-refunded 12/15/02)
        (AMBAC insured)                                      6.000%         12/15/18          1,000            1,049/A/

      Westmoreland County GO (AMBAC insured)                 0.000%          8/1/13           2,000              961/B/

      Westmoreland County GO (AMBAC insured)                 0.000%          8/1/14           2,475            1,115/B/
                                                                                                             -------
      Total Municipal Bonds (Identified Cost-- $65,099)                                                       65,798
      ---------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Obligations/C/ -- 1.0%

      Pennsylvania Higher Educational Facilities Authority,
        Carnegie Mellon University Series 1995 D             3.950%         4/3/00              700              700
                                                                                                             -------
      Total Variable Rate Demand Obligations (Identified Cost -- $700)                                           700
      ---------------------------------------------------------------------------------------------------------------------
      Total Investments -- 96.0% (Identified Cost -- $65,799)                                                 66,498
      Other Assets Less Liabilities -- 4.0%                                                                    2,763
                                                                                                             -------
      Net assets-- 100.0%                                                                                    $69,261
                                                                                                             =======

Legg Mason Tax-Free Income Fund

Pennsylvania Tax-Free Income Trust -- Continued

      ---------------------------------------------------------------------------------------------------------------------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        4,444  Primary Class shares outstanding                                                              $69,278
            4  Navigator Class shares outstanding                                                                 72
      Accumulated net realized gain/(loss) on investments                                                       (788)
      Unrealized appreciation/(depreciation) of investments                                                      699
                                                                                                             -------
      Net assets-- 100.0%                                                                                    $69,261
                                                                                                             =======
      Net asset value and redemption price per share:/D/
        Primary Class                                                                                          $15.57
                                                                                                               ======
        Navigator Class                                                                                        $15.57
                                                                                                               ======
      ---------------------------------------------------------------------------------------------------------------------

      /A/ Pre-refunded bond -- Bonds are referred to as pre-refunded when the issue has been advance refunded by a subsequent issue. The original issue is usually escrowed with U.S. Treasury securities in an amount sufficient to pay the interest, principal and call premium, if any, to the earliest call date. On that call date, the bond "matures." The pre-refunded date is used in determining weighted average portfolio maturity.

      /B/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

      /C/ The rate shown is the rate as of March 31, 2000, and the maturity shown is the longer of the next interest readjustment date or the date the original principal amount owed can be recovered through demand.

      /D/ Sales charges have been waived since November 3, 1997. If the sales charges were in effect, the maximum offering price per share would have been $16.01.

      A guide to abbreviations follows Sector Diversification.

      See notes to financial statements.

Sector Diversification
Legg Mason Tax-Free Income Fund
March 31, 2000 (Unaudited)
(Amounts in Thousands)

                                                                                            Pennsylvania
                                                                                              Tax-Free
                                                                                            Income Trust
                                                                                  --------------------------------
                                                                                    % of                   Market
                                                                                  Net Assets                Value
------------------------------------------------------------------------------------------------------------------
Education Revenue                                                                    19.5                  $13,496
Escrowed                                                                              8.0                    5,524
General Obligation--Local                                                             7.2                    5,019
General Obligation--School                                                            4.3                    2,951
General Obligation--State                                                             1.5                    1,038
Health Care and Hospital Revenue                                                      5.9                    4,060
Housing Revenue                                                                       3.5                    2,416
Lease Revenue                                                                          --                       --
Other                                                                                 1.9                    1,318
Parking Revenue                                                                        --                       --
Port Facilities Revenue                                                                --                       --
Pre-Refunded Bonds                                                                   22.0                   15,252
Small Business Administration Revenue                                                 2.2                    1,526
Solid Waste Revenue                                                                    --                       --
Student Loan Revenue                                                                  1.5                    1,085
Transportation Revenue                                                                8.3                    5,722
Utility                                                                               2.8                    1,979
Water and Sewer Revenue                                                               6.4                    4,412
Short-Term Investments                                                                1.0                      700
Other Assets Less Liabilities                                                         4.0                    2,763
                                                                                    -----                  -------
                                                                                    100.0                  $69,261
                                                                                    =====                  =======

                ----------------------------------------------

Guide to Investment Abbreviations
Legg Mason Tax-Free Income Fund

AMBAC       AMBAC Indemnity Corporation
AMT         Alternative Minimum Tax
Connie Lee  Connie Lee Insurance Company
FNMA        Fannie Mae
FGIC        Financial Guaranty Insurance Company
FSA         Financial Security Assurance
GO          General Obligation
HOC         Housing Opportunities Commission
IDA         Industrial Development Authority
LT          Limited Tax
MBIA        Municipal Bond Insurance Association
PCR         Pollution Control Revenue
PSFG        Permanent School Fund Guaranty

   Statement of Operations
   Legg Mason Tax-Free Income Fund
   (Amounts in Thousands)

                                                                                 Year Ended 3/31/00
                                                                                 ------------------
                                                                                   Pennsylvania
                                                                                     Tax-Free
                                                                                   Income Trust
   --------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                                          $ 4,157
                                                                                     -------
Expenses:
   Investment advisory fee                                                               402
   Distribution and service fees                                                         182
   Transfer agent and shareholder servicing expense                                       23
   Audit and legal fees                                                                   30
   Custodian fee                                                                          87
   Registration fees                                                                       3
   Reports to shareholders                                                                 9
   Trustees' fees                                                                          6
   Other expenses                                                                          5
                                                                                     -------
                                                                                         747
     Less: Fees waived                                                                  (264)
         Compensating balance credits                                                     (1)
                                                                                     -------
     Total expenses, net of waivers and compensating balance credits                     482
                                                                                     -------
   Net Investment Income                                                               3,675
                                                                                     -------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on investments                                                  (788)
   Change in unrealized appreciation/(depreciation) of investments                    (3,707)
                                                                                     -------
   Net Realized and Unrealized Gain/(Loss) on Investments                             (4,495)
   --------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting From Operations                                    $  (820)
   --------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Statements of Changes in Net Assets
   Legg Mason Tax-Free Income Fund
   (Amounts in Thousands)

                                                                                Pennsylvania
                                                                                 Tax-Free
                                                                               Income Trust
                                                                        -------------------------
                                                                               Years Ended
                                                                         3/31/00         3/31/99
   ----------------------------------------------------------------------------------------------
Change in Net Assets:
   Net investment income                                                 $ 3,675         $ 3,426
   Net realized gain/(loss) on investments                                  (788)            171
   Change in unrealized appreciation/(depreciation) of investments        (3,707)            198
   ----------------------------------------------------------------------------------------------
   Change in net assets resulting from operations                           (820)          3,795

   Distributions to shareholders:

     From net investment income:
      Primary Class                                                       (3,670)         (3,413)
      Navigator Class                                                         (5)            (13)

     From net realized gain on investments:
      Primary Class                                                          (79)           (189)
      Navigator Class                                                       N.M.              (1)

   Change in net assets from Fund share transactions:
      Primary Class                                                       (1,331)          6,867
      Navigator Class                                                       (204)            186
   ----------------------------------------------------------------------------------------------
   Change in net assets                                                   (6,109)          7,232

Net Assets:

   Beginning of year                                                      75,370          68,138
   ----------------------------------------------------------------------------------------------
   End of year                                                           $69,261         $75,370
   ----------------------------------------------------------------------------------------------

   N.M. - Not meaningful.

   See notes to financial statements.

   Financial Highlights
   Legg Mason Tax-Free Income Fund

      Contained below is per share operating performance data for a Navigator Class share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                       Investment Operations                            Distributions
                                             ----------------------------------------    ------------------------------------------
                                                                                                          From
                                 Net Asset                  Net Realized     Total          From           Net
                                   Value,        Net       and Unrealized     From           Net         Realized
                                 Beginning   Investment    Gain/(Loss) on  Investment    Investment      Gain on          Total
                                  of Year      Income       Investments    Operations      Income      Investments    Distributions
   --------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Income Trust
   Years Ended Mar. 31,
     2000                          $16.53      $.82/C/         $(.94)        $(.12)        $(.82)         $(.02)         $(.84)
     1999                           16.48       .84/C/           .10           .94          (.84)          (.05)          (.89)
     1998/D/                        16.44       .05/C/           .04           .09          (.05)            --           (.05)
   --------------------------------------------------------------------------------------------------------------------------------
                                                                            Ratios/Supplemental Data
                                                ----------------------------------------------------------------------------------
                                                                                              Net
                                    Net Asset                 Total           Net          Investment                 Net Assets,
                                      Value,                Expenses        Expenses         Income     Portfolio       End of
                                      End of     Total     to Average      to Average      to Average    Turnover        Year
                                       Year     Return    Net Assets/A/   Net Assets/B/    Net Assets      Rate     (in thousands)
   -------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Income Trust
   Years Ended Mar. 31,
     2000                             $15.57    (.62)%       .45%/C/        .45%/C/         5.13%/C/       28.6%        $ 66
     1999                              16.53    5.79%        .46%/C/        .45%/C/         5.04%/C/       10.6%         277
     1998/D/                           16.48     .55%/E/     .45%/C,F/      .45%/C,F/       4.82%/C,F/     14.1%/F/       90
   -------------------------------------------------------------------------------------------------------------------------------


   /A/ This ratio reflects total expenses before compensating balance credits, but net of the voluntary expense waivers described below.
   /B/ This ratio reflects expenses net of compensating balance credits and voluntary expense waivers described below.
   /C/ Net of fees waived by the Adviser in excess of a voluntary expense limitation of 0.45%. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the years ended March 31, 2000, 0.81%; 1999, 0.75%; and for the period ended March 31, 1998, 0.75%.
   /D/ For the period March 10, 1998 (commencement of sale of Navigator Class shares) to March 31,1998.
   /E/ Not annualized.
   /F/ Annualized.

   See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Tax-Free Income Fund
   (Amounts in Thousands)

   -----------------------------------------------------------------------------

1. Significant Accounting Policies:

      The Legg Mason Tax-Free Income Fund ("Trust"), consisting of the Maryland Tax-Free Income Trust ("Maryland Tax-Free"), the Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and the Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. All series of the Trust are non-diversified.

      Pennsylvania Tax-Free consists of two classes of shares: Primary Class, offered since August 1, 1991, and Navigator Class, offered to certain institutional investors since March 10, 1998. The Navigator Classes of Maryland Tax-Free and Tax-Free Intermediate have not commenced operations. Information about the Primary Class is contained in a separate report to its shareholders.The income and expenses of each Fund are allocated proportionately to the two classes of shares except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation

      Portfolio securities are valued based upon market quotations obtained from an independent pricing service. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Pennsylvania Tax-Free follows an investment policy of investing primarily in municipal obligations of Pennsylvania. Economic changes affecting Pennsylvania and certain of its public bodies and municipalities may affect the ability of issuers within Pennsylvania to pay interest on, or repay principal of, municipal obligations held by the Fund.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and paid monthly. When available, net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations. At March 31, 2000, accrued dividends payable for Pennsylvania Tax-Free were $151.

   -----------------------------------------------------------------------------


   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2000, receivables for securities sold and payables for securities purchased for Pennsylvania Tax-Free were as follows:

   Receivable for       Payable for
   Securities Sold  Securities Purchased
   -------------------------------------
       $2,015              $  --

   Federal Income Taxes

      No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. At March 31, 2000, Pennsylvania Tax-Free had a capital loss carryforward for federal income tax purposes of $354, expiring in 2008.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   Other

      Compensating balance credits reflect credits earned on daily, uninvested cash balances at the custodian, and are used to reduce each Fund's expenses.

2. Investment Transactions:

      For the year ended March 31, 2000, investment transactions (excluding short-term investments) for Pennsylvania Tax-Free were as follows:

   Purchases     Proceeds From Sales
   ---------------------------------
    $19,652           $20,520

      At March 31, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for Pennsylvania Tax-Free were as follows:

                                           Net Appreciation/
     Cost     Appreciation    Depreciation   (Depreciation)
   ---------------------------------------------------------
   $65,799       $1,794         $(1,095)           $699

   ---------------------------------------------------------------------------

3. Transactions With Affiliates:

      The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. ("Adviser"). Pursuant to its agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund's average daily net assets.

      The Adviser has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates. The following chart shows the annual rate of management fees, expense limits and their expiration dates, total management fees waived, and management fees payable for the
   Fund:

                                                           Year Ended
                                                         March 31, 2000   At March 31, 2000
                                                         --------------   -----------------
                                                           Advisory           Advisory
   Advisory      Expense        Expense Limitation           Fees               Fees
     Fee        Limitation        Expiration Date           Waived             Payable
   ----------------------------------------------------------------------------------------
    0.55%          0.45%      July 31, 2000, or until        N.M.                N.M.
                                  net assets reach
                                    $125 million

   ------------
   N.M. - Not meaningful.

      Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund pursuant to an administration agreement with the Adviser. The Adviser pays LMFA a fee, computed daily and payable monthly, at an annual rate of 0.05% of the Fund's average daily net assets.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                        At March 31, 2000
                                    ------------------------
    Distribution         Service    Distribution and Service
        Fee                Fee            Fees Payable
   ---------------------------------------------------------
       0.125%             0.125%               $15

      Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $8 for the year ended March 31, 2000.

      The Adviser, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit:

      The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the

   -----------------------------------------------------------------------------

   Credit Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2000, the Fund had no borrowings under the Credit Agreement.

5. Fund Share Transactions:

      At March 31, 2000, there were unlimited shares authorized at $.001 par value for the Navigator Class of Pennsylvania Tax-Free. Share transactions were as follows:

                                                                         Reinvestment
                                                 Sold                 of Distributions        Repurchased            Net Change
                                            ---------------          ------------------    -----------------      ---------------
                                            Shares   Amount          Shares      Amount    Shares     Amount      Shares   Amount
   ------------------------------------------------------------------------------------------------------------------------------
   Pennsylvania Tax-Free
   -- Primary Class
        Year Ended March 31, 2000             758   $12,022            174       $2,731    (1,030)   $(16,084)     (98)   $(1,331)
        Year Ended March 31, 1999             938    15,546            157        2,609      (681)    (11,288)     414      6,867
   -- Navigator Class
        Year Ended March 31, 2000              --   $    --             --       $   --       (13)   $   (204)     (13)   $  (204)
        Year Ended March 31, 1999              23       373             --            4       (11)       (191)      12        186
   ------------------------------------------------------------------------------------------------------------------------------

   Report of Independent Accountants

   To the Board of Trustees of Legg Mason Tax-Free Income Fund and the Shareholders of Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust, and Tax-Fre e Intermediate-Term Income Trust:


      In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust and Tax-Free Intermediate-Term Income Trust (comprising Legg Mason Tax-Free Income Fund, hereafter referred to as the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP

   Baltimore, Maryland
   May 5, 2000

[LEGG MASON FUNDS LOGO]
The Art of Investing/SM/


Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

Equity Funds:                         Specialty Funds:
Value Trust, Inc.                     Market Neutral Trust
Special Investment Trust, Inc.        Balanced Trust
Total Return Trust, Inc.              Financial Services Fund
American Leading Companies            Opportunity Trust
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust


Global Funds:                         Taxable Bond Funds:
Global Income Trust                   U.S. Government Intermediate-Term
Europe Fund                             Portfolio
International Equity Trust            Investment Grade Income Portfolio
Emerging Markets Trust                High Yield Portfolio


Tax-Free Bond Funds:                  Money Market Funds:
Tax-Free Intermediate-Term            U.S. Government Money Market
  Income Trust                          Portfolio
Maryland Tax-Free Income Trust        Cash Reserve Trust
Pennsylvania Tax-Free Income Trust    Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Adviser
   Legg Mason Capital Management, Inc.
   Baltimore, MD

Board of Trustees
   John F. Curley, Jr., Chairman
   Edmund J. Cashman, Jr., President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers
   Edward A. Taber, III

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.

           Legg Mason Wood Walker, Incorporated
   -----------------------------------------------------
                     100 Light Street
          P.O. Box 1476, Baltimore, MD 21203-1476
                     410 o 539 o 0000


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